Debt (Details-Components of debt) - Rubicon Technologies L L C [Member] - Rubicon [Member] - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Term loan balance	$ 77,000	$ 48,524
Less unamortized loan origination costs	(3,334)	(820)
Total borrowed	73,666	47,704
Less short-term loan balance	(22,666)	(680)
Long-term loan balance	$ 51,000	$ 47,024